                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


       Date of Report (date of earliest event reported):   April 7, 1998


                          ADVANCED MICRO DEVICES, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)



         DELAWARE                    1-7882            94-1692300
        ---------                    ------            ----------
(State or other jurisdiction      (Commission       (I.R.S. Employer
       of incorporation)           File Number)      Identification No.)



     One AMD Place,
     P.O. Box 3453
     Sunnyvale, California                         94088-3453
 --------------------------------------            ----------
(address of principal executive offices)           (Zip Code)


Registrant's telephone number,
 including area code:                              (408) 732-2400
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Item 5.  Other Events.
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     On April 7, 1998, Advanced Micro Devices, Inc. (the "Company") announced its first quarter revenues. The Company reported a net loss of $55,827,000 on sales of $540,856,000 for its first quarter ended March 29, 1998. The loss amounted to $0.39 per share. Revenues increased by 12 percent from the quarter ended December 28, 1997, and by 2 percent from the quarter ended March 30, 1997. The full text of the press release is set forth in Exhibit 99 attached hereto and is incorporated in this report as if fully set forth herein.


Item 7.  Financial Statements and Exhibits.
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(c)  Exhibits:

     99  Press release dated April 7, 1998





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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             ADVANCED MICRO DEVICES, INC.
                                     (Registrant)



Date:  April 13, 1998        By:    /s/ Richard Previte
                                 _____________________________
                                    Richard Previte
                                    Director, President, Chief Operating
                                    Officer, Chief Financial and Administrative
                                    Officer and Treasurer



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                                 Exhibit Index
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Exhibit Number   Exhibit
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     99          Press release dated April 7, 1998





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